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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                      Pursuant to Section 13 or 15 (d)
                   of the Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported)
                               March 23, 2009
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                         THE BANKER'S STORE, INC
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           (Exact name of registrant as specified in its charter)

             New York                               22-3755756
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  (State or other jurisdiction of       (IRS Employer Identification Number)
   Incorporation or organization)

        1535 Memphis Junction Road
             Bowling Green, KY                            42101
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  (Address of principal executive offices)              (Zip code)

                              (270) 781-8453
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            (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4.01  Changes in Registrant's Certifying Accountant

(a)

(i) On March 23, 2009 the independent accountant who was engaged as the principal accountant to audit the financial statements of The Banker's Store, Inc., Marmann & Associates of Sheffield, Alabama, notified The Banker's Store, Inc. that Marmann & Associates had resigned as the auditor for The Banker's Store, Inc.

(ii) None of the reports prepared by Marmann & Associates on the financial statements for the last two years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii) The decision to change accountants was not recommended or approved by the board of directors or the audit committee thereof.

(iv) In regards to the financial statements reviewed for the Forms 10-Q for the periods ended August 31, 2008 and November 30, 2008, the equity section of the balance sheet indicates that 15,754,781 common shares were issued and outstanding. However, the shares governing the Chesscom acquisition were issued pursuant to the agreement and were not included in the common shares issued and outstanding at August 31, 2008. Presumably, the total common shares issued and outstanding as of August 31, 2008 should have been 27,754,781.

          As of May 31, 2008        14,954,781
          Chesscom acquisition      12,000,000
          Issued to Paul Clark         800,000   Settlement of debt &
                                                 Compensation
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          Calculated total          27,754,781

With regard to the discrepancy noted above, there was no attempt to reconcile the amounts of shares outstanding with the Company's transfer agent. Had such an attempt been made it would have been necessary to adjust the number of common shares issued and outstanding or to have noted any discrepancy in the notes to the financial statements. Compliance with generally accepted accounting principles seems to indicate that the common shares would have been adjusted to agree with those record maintained by the Company's transfer agent. Should any further explanation or discussion of common shares or any other equity account be required or desired management could have elected to make such disclosure in a footnote. Although the Board of Directors demanded that the then-President of The Banker's Store, Inc., Cynthia Hayden, discuss this situation with the former auditor, there was no apparent attempt by Ms. Hayden to do so.

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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    THE BANKER'S STORE, INC.

                                    By: /s/ Thomas C. Cook
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Date:  April 16, 2009                   Thomas C. Cook, Esq.
                                        President

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